SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.

                               FORM 8-K/A No. 1

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                      Securities and Exchange Act of 1934

   Amendment No. 1 to Form 8-K filed on October 13, 2000 (Date of earliest event reported was September 29, 2000)


                             WIDEPOINT CORPORATION
     --------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

      DELAWARE                        000-23967        52-2040275
 ----------------------------       ------------      -------------
 (State or other jurisdiction       (Commission      (IRS Employer
     of incorporation)              File Number)     Identification
                                                        Number)

  One Mid-America Plaza, Oakbrook Terrace, IL                60181
 --------------------------------------------              ----------
  (Address of principal executive offices)                 (zip code)

Registrant's telephone number, including area code:  (630) 645-0003
                                                     --------------

      The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, filed on October 13, 2000, as set forth in the pages attached hereto:

      Item 7(b) - Pro Forma Financial Information

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           WIDEPOINT CORPORATION

Dated:  December 13, 2000                  By:  /s/MICHAEL C. HIGGINS
                                                ---------------------
                                                Michael C. Higgins
                                                President

 20251 Century Boulevard, Germantown, Maryland  20874
 ----------------------------------------------------
 (Former Address, if Changed Since Last Report)

      The Current Report on Form 8-K of WidePoint Corporation (the "Registrant"), dated and filed October 13, 2000, reported the sale on September 29, 2000 by the Registrant of 100% of the issued and outstanding shares of capital stock of Parker Management Consultants, Ltd., a Delaware corporation ("Parker").

      Item 7(b) of the report stated that the pro forma financial information required under Article 11 of Regulations S-X would be filed no later than 60 days after the date on which the Form 8-K was required to be filed. The purpose of this amendment is to file pro forma financial information.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

      (b) Pro Forma FINANCIAL INFORMATION. The following pro forma financial information is attached hereto:

                                                                        Page(s)

             Unaudited pro forma consolidated financial Statements          3

             Pro Forma Condensed Consolidated Balance
             Sheet as of June 30, 2000 (unaudited)                          4

             Pro Forma Condensed Consolidation Statement
             of Operations for the year ended December 31,
             1999 (unaudited)                                               5

             Pro Forma Condensed Consolidated Statement
             of Operations for the six months ended June 30,
             2000 (unaudited)                                               6

             Notes to Condensed Consolidated Pro Forma
             Financial Statements                                           7

      (c)    Exhibits

             None.

        PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)

The historical balance sheet and income statement information, included in the pro forma financial information that follows, has been adjusted "as if" the transaction, that occurred after the date of this historical information, had occurred at the date of the historical information. This pro forma information is intended to help readers understand the impact of the transaction by showing how the transaction might have affected the historical financial statements. The following Pro Forma Consolidated Balance Sheet as of June 30, 2000 and Pro Forma Consolidated Statements of Operations of the Company for the year ended December 31, 1999 and for the six months ended June 30, 2000 give effect to the sale of Parker by the Company. The pro forma information is based on the historical financial statements of the Company giving effect to the sale and the preliminary estimates, available information and certain assumptions and adjustments in the accompanying notes to the Pro Forma Financial Statements.

The Pro Forma Consolidated Financial Statements have been prepared by the Company's management based on the historical financial statements of the Company. These Pro Forma Financial Statements may not be indicative of the results that actually would have occurred if the sale had been in effect on the dates indicated or which may be obtained in the future. The Pro Forma Financial Statements should be read in conjunction with the audited financial statements and notes incorporated by reference or contained elsewhere herein.

                             WIDEPOINT CORPORATION

                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 2000
                                  (Unaudited)


                                                                         June 30, 2000
                                                    ----------------------------------------------------------
                                                       Historical      Proforma      See       Proforma
                                                        Balance       Adjustments   Notes      Balances
                                                    ----------------------------------------------------------
                                                      (unaudited)     (unaudited)             (unaudited)
ASSETS
 Current assets:
  Cash and cash equivalents                           $  2,325,503     $ 1,677,338   (A)       $ 4,002,841
  Accounts receivable, net
                                                         3,004,113        (540,375)  (A)         2,463,738
  Prepaid expenses and other assets
                                                           360,075        (172,385)  (A)           187,690
                                                       ------------    ------------            ------------
Total current assets                                     5,689,691         964,578               6,654,269
  Property and equipment, net                              711,494          (5,000)  (A)           706,494
  Intangible assets, net                                 9,778,205      (3,472,583)  (B)         6,305,622
  Other assets                                              74,130               -                  74,130
                                                       ------------    ------------            ------------
Total assets                                            16,253,520      (2,513,005)             13,740,515
                                                       ============    ============            ============

LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
  Accounts payable and accrued expenses                  1,745,137        (334,745)  (A)         1,410,392
  Current portion of note payable                          912,662        (912,662)  (C)                 -
  Current portion of capital lease obligation               28,244               -                  28,244
                                                       ------------    ------------            ------------
Total current liabilities                                2,686,043      (1,247,407)              1,438,636
                                                       ------------    ------------            ------------
  Note payable, net of current portion                   1,898,336      (1,898,336)  (C)                 -
  Capital lease obligation, net of current portion          42,165               -                  42,165
                                                       ------------    ------------            ------------
Total liabilities                                        4,626,544      (3,145,743)              1,480,801
                                                       ============    ============            ============

  Commitments and contingencies
  Stockholders' equity:

Preferred stock, $0.001 par value; 10,000,000 shares
authorized; none issued and outstanding                          -               -                       -

Common stock, $0.001 par value; 50,000,000 shares
authorized; 12,949,913 shares issued and outstanding
as of June 30, 2000                                         12,985               -                  12,985
    Stock warrants                                         280,000               -                 280,000
    Deferred compensation                                  (85,587)              -                 (85,587)
    Additional paid-in capital                          41,931,483               -              41,931,483
    Accumulated deficit                                (30,511,905)        632,738   (A)       (29,879,167)
                                                      -------------    ------------            ------------
Total stockholders' equity                              11,626,976         632,738              12,259,714
                                                      -------------    ------------            ------------
Total liabilities and stockholders' equity              16,253,520      (2,513,005)             13,740,515
                                                      =============    ============            ============

      See notes to unaudited Pro Forma Consolidated Financial Statements

                             WIDEPOINT CORPORATION

           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1999
                                  (Unaudited)

                                                                  Year Ended December 31, 1999
                                                    ------------------------------------------------------
                                                      Historical        Proforma      See     Proforma
                                                        Balance       Adjustments    Notes    Balances
                                                    ------------------------------------------------------
                                                       (audited)      (unaudited)           (unaudited)

                                                       $ 27,196,125    (911,770)     (A)    26,284,355
Revenues

Operating expenses:
Cost of revenues                                         12,140,007    (473,223)     (A)    11,666,784

Research and development                                    325,651           -                325,651
Sales and marketing                                       2,617,117     (77,511)     (A)     2,539,606
General and administrative                                9,701,672    (546,675)     (A)     9,154,997
Impairment of long-term assets                            1,703,825            -             1,703,825
Depreciation and amortization                             1,817,329     (93,854)     (B)     1,723,475
                                                       -------------   ----------           -----------
 Loss from operations                                    (1,109,476)   (279,493)              (829,983)

Other income (expenses):
Interest income                                             161,123      10,641      (D)       171,764
Interest expense                                            (76,296)    (67,134)     (E)        (9,162)
Other                                                       (33,756)          -                (33,756)
                                                       -------------   ----------           -----------

 Net loss before income taxes                            (1,058,405)    (357,268)             (701,137)
  Income tax provision                                      (37,648)           -               (37,648)
                                                       -------------   ----------           -----------
 Net Loss                                                (1,096,053)    (357,268)             (738,785)
                                                       =============   ==========           ===========

 Basic and diluted net loss per share                         (0.08)       (0.02)                (0.06)
                                                       =============   ==========           ===========

 Basic and diluted weighted-average
 shares outstanding                                      12,949,913   12,949,913            12,949,913
                                                       =============   ==========           ===========

      See notes to unaudited Pro Forma Consolidated Financial Statements

                             WIDEPOINT CORPORATION

           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                  (Unaudited)

                                                            Six Months Ended December 31, 1999
                                                    ------------------------------------------------------
                                                      Historical        Proforma      See     Proforma
                                                        Balance       Adjustments    Notes    Balances
                                                    ------------------------------------------------------
                                                       (audited)      (unaudited)           (unaudited)

Revenues                                               $ 7,561,021       (2,007,078)   (A)      5,553,943

Operating expenses:
Cost of revenues                                         4,129,241         (903,153)   (A)      3,226,088
Sales and marketing                                      1,166,814         (295,063)   (A)        871,751
General and administrative                               5,133,985       (1,155,799)   (A)      3,978,186
Depreciation and amortization                              478,109         (187,707)   (B)        290,402
                                                       ------------     ------------           -----------
Loss from operations                                    (3,347,128)        (534,644)           (2,812,484)

Other income (expenses):
Interest income                                             62,901           33,547    (D)         29,354
Interest expense                                           (76,296)        (131,641)   (E)         (3,820)
                                                       ------------     ------------           -----------

Net Loss                                                (3,419,688)        (632,738)           (2,786,950)
                                                       ============     ============           ===========

Basic and diluted net loss per share                         (0.26)           (0.05)                (0.21)
                                                       ============     ============           ===========

Basic and diluted weighted-average
shares outstanding                                      12,973,164       12,973,164            12,973,164
                                                       ============     ============           ===========

      See notes to unaudited Pro Forma Consolidated Financial Statements

                    NOTES TO UNAUDITED Pro Forma CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS

A. The historical balance sheet and income statement information, included in the pro forma financial information preceding these notes, has been adjusted "as if" the transaction, that occurred after the date of this historical information, had occurred at the beginning of the period presented. This pro forma information is intended to help readers understand the impact of the transaction by showing how it might have affected the historical financial statements. The Pro Forma Balance Sheet as of June 30, 2000 includes the effects of events that are directly attributable to the sale of Parker. The Pro Forma Consolidated Statements of Operations for the year ended December 31, 1999 and six months ended June 30, 2000 assume the sale of Parker by WidePoint had occurred as of October 1, 1999 and reflect the results of WidePoint Corporation for the year ended December 31, 1999 and six months ended June 30, 2000, and include the effects of events that are directly attributable to the sale. The effective date of the purchase by WidePoint Corporation of all of the outstanding stock of Parker was October 1, 1999. The effective date of the sale of Parker by WidePoint Corporation was September 29, 2000. The Stock Purchase Agreement for the sale of Parker required the buyers to extinguish the promissory note in the original principal amount of $3,000,000 which was previously issued by WidePoint to the former sole shareholder of Parker as part of the consideration previously paid by WidePoint when it originally acquired Parker. The Buyer had previously acquired such promissory note from the former shareholder of Parker.

B. Reflects the reduction of incremental amortization of intangible assets and goodwill expenses directly associated with the original purchase of Parker.

C. Reflects the elimination of the promissory note directly associated with the purchase of Parker.

D. Reflects an adjustment for additional interest income assuming the Parker transaction did not occur. Additional interest income was computed at a 4% per annum rate on the pro forma adjustment balance of cash and cash equivalents.

E. Reflects a reduction in the interest expense directly attributable to the elimination of the $3 million dollar promissory note originally associated with the purchase of Parker.